UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 7, 2004

Del Laboratories, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-5439	13-1953103
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

178 EAB Plaza, PO Box 9357, Uniondale, New York 11553-9357
(Address, Including Zip Code, of Principal Executive Offices)

(516) 844-2020
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 7, 2004, Del Laboratories, Inc. issued two press releases providing an update on the planned acquisition by DLI Holding Corporation and confirming that Kelso & Co. will contribute additional funds to DLI Holding Corporation. Copies of the press releases are attached as Exhibits 99.1 and 99.2 hereto and incorporated herein by reference.

The information in Exhibits 99.1 and 99.2 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1–	Press release issued by Del Laboratories, Inc. on December 7, 2004.

99.2–	Press release issued by Del Laboratories, Inc. on December 7, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Laboratories, Inc. By: /s/ Gene L. Wexler Gene L. Wexler Vice President, General Counsel and Secretary

Date: December 8, 2004

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release issued by Del Laboratories, Inc., dated December 7, 2004, providing an update on Del's planned acquisition by DLI Holding Corporation.

99.2	Press Release issued by Del Laboratories, Inc., dated December 7, 2004, confirming that Kelso & Co. will contribute additional funds to DLI Holding Corporation.